UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 7, 2007

                     MEDICAL STAFFING NETWORK HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)

            Delaware                   001-31299                65-0865171
-------------------------------    ----------------        -------------------
(State or Other Jurisdiction of    (Commission File          (I.R.S. Employer
         Incorporation)                 Number)            Identification No.)


                901 Yamato Road, Suite 110, Boca Raton, FL 33431
               --------------------------------------------------
               (Address of Principal Executive Office) (Zip Code)

                                 (561) 322-1300
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
         (Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

                        Section 2 - Financial Information

Item 2.05 - Costs Associated with Exit or Disposal Activities

On August 7, 2007, the registrant's Board of Directors approved the principal features of a plan (the Plan) to restructure and integrate the operations of InteliStaf Holdings, Inc. (InteliStaf), which the registrant acquired on July 2, 2007. The objectives of the Plan are to eliminate redundant costs resulting from the acquisition of InteliStaf and to improve efficiencies in operations.

As part of the Plan, the registrant will reduce its pre-acquisition workforce by approximately 70 employees and close certain of its branches. The registrant expects that the goodwill associated with such closed branches will be impaired, and, as a result, the registrant would incur a non-cash charge to write-off the associated goodwill. Additionally, the registrant will reduce InteliStaf's pre-acquisition workforce by approximately 200 employees and close certain InteliStaf branches. At this time, the registrant is not able to quantify the total amount or range of amounts related to the charges associated with the Plan. The Plan also includes the termination of various contracts and lease agreements. The Plan is expected to be completed by the end of the registrant's fiscal third quarter.

The registrant will file an amended report on Form 8-K after it is able to make a determination of the total amount or range of amounts expected to be incurred in connection with the Plan.

Caution Concerning Forward-Looking Statements
---------------------------------------------

This Current Report on Form 8-K includes certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include all statements other than those made solely with respect to historical fact, including statements regarding the registrant's expected restructuring and acquisition-related integration costs and related charges. These statements involve known and unknown risks, uncertainties and other factors that may cause the registrant's actual results and performance to be materially different from any future results or performance expressed or implied by these forward-looking statements. These factors include, but are not limited to the following: the ability to recognize the benefits of the InteliStaf acquisition; the amount of the costs, fees, expenses and charges related to the InteliStaf acquisition; the registrant's ability to integrate successfully the InteliStaf business; the registrant's restructuring and acquisition-related integration costs and related charges associated with the integration plan varying materially from management's current estimates of these costs, charges and adjustments due to variations in anticipated headcount reductions, contract terminations, and costs of the implementation of the integration plan. Additional information concerning these and other important factors can be found within the registrant's filings with the Securities and Exchange Commission. Statements in this Current Report on Form 8-K should be evaluated in light of these important factors. Although the registrant believes that these statements are based upon reasonable assumptions, the registrant cannot provide any assurances regarding future results. The registrant undertakes no obligation to revise or update any forward-looking statements, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: August 8, 2007                  MEDICAL STAFFING NETWORK
                                      HOLDINGS, INC.



                                      By: /s/ Kevin S. Little
                                         --------------------------------
                                          Kevin S. Little
                                          President and Chief Financial Officer